Exhibit 32.1 to 2012 10-K

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the year ended December 31, 2012 of Convergys Corporation (the “Company”), as filed with the Securities and Exchange Commission on February 21, 2013 (the “Report”), I, Andrea J. Ayers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Andrea J. Ayers
Andrea J. Ayers Chief Executive Officer

February 21, 2013

A signed original of this written statement required by Section 906 has been provided to Convergys Corporation and will be retained by Convergys Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be considered filed as part of the Form 10-K.